UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2008 (May 29, 2008)
DEERFIELD CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Maryland	1-32551	20-2008622

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6250 North River Road, 9th Floor, Rosemont, IL	60018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (773) 380-1600
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.
     On May 29, 2008, Deerfield Capital Corp. (the “Company”) entered into amendments (the “May Amendments”) to the waivers it entered into on March 14, 2008 with the holders of its Series A Senior Secured Notes and Series B Senior Secured Notes (the “March Waivers”). The March Waivers waive compliance through March 31, 2009 with certain portions of a REIT qualification covenant contained in the note purchase agreements relating to the Series A Senior Secured Notes and the Series B Senior Secured Notes. The May Amendments extend the March Waivers through December 31, 2009. Copies of the May Amendments are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference. The description of the May Amendments contained in this Item 1.01 is qualified in its entirety by Exhibits 10.1 and 10.2.

Item 2.02	Results of Operations and Financial Condition.
     On June 3, 2008, the Company posted supplemental effective rate and net return analysis for its investment portfolio on its website at www.deerfieldcapital.com in the Stockholder Information section under Presentations and Supplemental Information. A copy of this analysis is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Neither the information in Item 2.02 of this Current Report on Form 8-K, Exhibit 99.1 furnished pursuant to Item 9.01 nor the information posted on the Company’s website shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, neither the information in Item 2.02 of this Current Report on Form 8-K, Exhibit 99.1 furnished pursuant to Item 9.01 nor the information posted on the Company’s website shall be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.

10.1
Amendment No. 1, dated as of May 29, 2008, to and under the Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC, Triarc Companies, Inc. and the Required Holders (as defined in the Note Purchase Agreement governing the Series A Senior Secured Notes).

10.2
Amendment No. 1, dated as of May 29, 2008, to and under the Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC and the Required Holders (as defined in the Note Purchase Agreement governing the Series B Senior Secured Notes).

99.1	Effective Rate and Net Return Analysis for the Three Months Ended March 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEERFIELD CAPITAL CORP.
	By:	/s/ Frederick L. White
Frederick L. White
Dated: June 3, 2008		Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1
Amendment No. 1, dated as of May 29, 2008, to and under the Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC, Triarc Companies, Inc. and the Required Holders (as defined in the Note Purchase Agreement governing the Series A Senior Secured Notes).

10.2
Amendment No. 1, dated as of May 29, 2008, to and under the Waiver, dated March 14, 2008, by and among Deerfield Capital Corp., Deerfield & Company LLC and the Required Holders (as defined in the Note Purchase Agreement governing the Series B Senior Secured Notes).

99.1	Effective Rate and Net Return Analysis for the Three Months Ended March 31, 2008.